UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2012

Warwick Valley Telephone Company

(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick, New York	10990
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	845-986-8080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Warwick Valley Telephone Company (NASDAQ: WWVY) (the “Company”), issued a press release on March 22, 2012, announcing that Duane Albro, the Company's President and Chief Executive Officer, will speak at the Maxim Group Growth Conference on March 26, 2012 at 3:30 p.m. E.T.

The presentation slides for this conference are furnished hereto as Exhibit 99.1.  Except as required by law, the Company disclaims any obligation to update the information in the presentation slides to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation Slides for the Maxim Group Growth Presentation, dated March 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

Dated: March 26, 2012	By:	/s/ Duane W. Albro
Duane W. Albro
President and Chief Executive Officer